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                                                                     Exhibit C1
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 Form of Amended Restated Certificate of Incorporation of Surviving Corporation
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                             AMENDED AND RESTATED


                         CERTIFICATE OF INCORPORATION


                                      OF


                       SUNBURST HOSPITALITY CORPORATION

          Sunburst Hospitality Corporation (the "Corporation"), a corporation incorporated on June 27, 1996 and existing under and by virtue of the General Corporation Law of the State of Delaware (the "GCL"), hereby certifies as follows:

          FIRST: The board of directors of the Corporation (the "Board of Directors") adopted a resolution proposing and declaring advisable the following amendments to and restatement of the Amended and Restated Certificate of Incorporation of the Corporation.

          SECOND: This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Section 264 of the GCL.

          THIRD: The text of the Amended and Restated Certificate of Incorporation is hereby amended and restated as herein set forth in full:

          1. The name of the corporation is SUNBURST HOSPITALITY CORPORATION (the "Corporation").

          2. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

          3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL.

          4. The total number of shares of capital stock of all classifications which the Corporation shall have authority to issue is Sixty-Five Million (65,000,000), of which Sixty Million (60,000,000) shares having a par value of One Cent ($.01) per share shall be common stock, and Five Million (5,000,000) shares having a par value of One Cent ($.01) per share shall be preferred stock.

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          Shares of common stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such class or series of common stock shall have such voting powers (full or limited) or no voting powers, such preferences and relative participating, optional or other special rights, relative ranking and such qualifications, limitations or restrictions, as shall be stated in such resolution or resolutions providing for the issue of such class or series of common stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

          Without limiting the generality of the foregoing, shares of a series of common stock consisting of Twenty-Five Million (25,000,000) shares, or such larger number of shares as the Board of Directors shall from time to time fix by resolution or resolutions, may be issued from time to time by the Board of Directors. Shares of this series shall be designated, and are hereinafter called "Common Stock."

          The holders of record of the Common Stock shall be entitled to the following rights:

          (a) subject to the rights of any holders of any class or series of capital stock as specified in the resolution providing for such class or series of capital stock, to vote at all meetings of stockholders of the Corporation, and at all such meetings such holders shall have one vote in respect of each share of Common Stock held of record by them;

          (b) subject to the rights of any holders of any class or series of capital stock having a preference with respect to dividends, to receive when, if and as declared by the Board of Directors out of the assets of the Corporation legally therefor, such dividends as may be declared by the Corporation from time to time holders of Common Stock; and

          (c) subject to the rights of any holders of any class or series of capital stock having a preference with respect to distribution of assets upon liquidation or dissolution, to receive the remaining assets of the Corporation upon liquidation, dissolution or winding-up.

          Shares of preferred stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such class or series of preferred stock shall have such voting powers (full or limited) or no voting powers, such preferences and relative participating, optional or other special rights, relative ranking and such qualifications, limitations or restrictions, as shall be

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stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

          Subject to the rights of any holders of any class or series of capital stock, as specified in the resolution providing for such class or series of capital stock, the holders of Common Stock are expressly denied the preemptive right to subscribe to any or all additional shares of capital stock of the Corporation or any or all classes or series thereof.

          5. The Corporation expressly elects not to be governed by Section 203 of the GCL.

          6. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

          7. A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the Board of Directors.

          B. Subject to the rights of any holders of any class or series of capital stock as specified in the resolution providing for such class or series of capital stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause will be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.

          C. The election of directors need not be by written ballot unless the Bylaws shall so provide.

          D. Notwithstanding the foregoing, whenever the holders of any one or more series of capital stock shall have the right, voting separately as a class or series, to elect directors, the election, removal, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto unless expressly provided by such terms.

          8. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. The Board of Directors shall have the power to make, adopt, alter,

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amend, change or repeal the Bylaws by resolution adopted by the affirmative vote of a majority of the Board of Directors.

          9. A. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article 9 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the GCL is amended hereafter to further limit the liability of a director, then the liability of a director of the Corporation shall be further limited to the fullest extent permitted by the GCL, as so amended.

          B. The Corporation shall indemnify each person who is or was or has agreed to become a director or officer of the Corporation, and may indemnify other employees and agents of the Corporation, to the fullest extent permitted by Section 145 of the GCL, as the same may be amended or supplemented, against all expenses and liabilities, including, but not limited to, counsel fees, reasonably incurred by or imposed upon him in connection with any proceeding to which he or she may be made a party, or in which he or she may become involved, by reason of his or her being or having been a director, officer, employee or agent of the Corporation, or any settlement thereof, whether or not he or she is a director, officer, employee or agent at the time such expenses are incurred or liability incurred, except in such cases where the director, officer, employee or agent is adjudged guilty of willful misfeasance or malfeasance in the performance of his or her duties; provided that in the event of a settlement the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may adopt Bylaws, or enter into one or more agreements with any person, which provide for indemnification greater or different than that provided in this Article 9 or the GCL and the foregoing right of indemnification shall be in addition to and not exclusive of all other rights to which such director, officer, employee or agent may be entitled.

          C. The Corporation may purchase insurance on behalf of any person who is a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted by him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify him or her against such liability under the provisions of this Article 9.

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          10.  Whenever a compromise or arrangement is proposed between this
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

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          IN WITNESS WHEREOF, the Corporation has caused this Restated
Certificate of Incorporation to be duly executed in its corporate name.

Dated:


                              ________________________________
                              Name:
                              Title:

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